EXHIBIT 11

                           HYPOTHETICAL ILLUSTRATIONS

ILLUSTRATIONS OF ACCOUNT VALUES, CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following tables illustrate the way the Contracts operate. They show how the Death Benefit, Account Value and Cash Surrender Value could vary over an extended period of time assuming hypothetical gross rates of return (investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to annual rates of 0%, 6%, and 12%. The tables are based on an initial premium of $10,000 and also show the initial Death Benefit based on that premium. The insureds are assumed to be in the standard underwriting class. Values are first given based on current Contract charges and then based on guaranteed Contract charges. (See "Deductions and Charges," in the prospectus.) These tables may assist in the comparison of Death Benefits, Account Values and Cash Surrender Values for the Contracts with those under other variable life insurance contracts that may be issued by other companies.

Death Benefits, Account Values and Cash Surrender Values for a Contract would be different from the amounts shown if the actual investment return averaged 0%, 6% or 12%, but varied above or below that average for individual Contract Years. They would also be different, depending on the allocation of Account Value among the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. They would also differ if the initial premium paid were different, if additional premiums were paid, if any Contract loan or partial withdrawal were made during the period of time illustrated, or if the insured were in another risk class.

The Death Benefits, Account Values and Cash Surrender Values shown in the tables reflect the fact that: a Monthly Deduction Amount (consisting of a cost of insurance charge, tax expense charge, and an administrative expense charge) is deducted from Account Value each Monthly Activity Date and that an annual maintenance fee of $30 is deducted on each Contract Anniversary from all Variable Sub-Accounts to which Account Value is allocated. The values in the tables also reflect a deduction from the Variable Account of a daily charge equal to an annual rate of 0.90% for the mortality and expense risk charge. The Cash Surrender Value shown in the tables reflect the fact that a withdrawal charge is imposed on withdrawals in excess of the Free Withdrawal Amount (See Prospectus heading "Deductions and Charges"). The amounts shown in the table are based on an average of the investment advisory fees and operating expenses incurred by the Portfolios, at an annual rate of .75% of the average daily net assets of the Portfolios (See Prospectus heading "Charges Against the Fund").

Taking account of the average investment advisory fee and operating expenses of the Portfolios, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of: (-.75%, 5.25%, and 11.25%,) respectively.

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the Account Values, Cash Surrender Values, and Death Benefits illustrated.

The second column of each table shows the amount that would accumulate if the initial premium of $10,000 were invested to earn interest, after taxes, of 5% per year, compounded annually.

Northbrook Life will furnish upon request a personalized illustration reflecting the proposed insured's age, sex, and underwriting classification. Where applicable, Northbrook Life will also furnish upon request an illustration for a Contract that is not affected by the sex of the insured.


NORTHBROOK LIFE INSURANCE COMPANY
MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
-----------------------------------------------

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                                ISSUE AGE 45 MALE
                          INITIAL FACE AMOUNT: $39,998
                          STANDARD UNDERWRITING CLASS

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.25% NET)

                                          CURRENT CHARGES(1)                      GUARANTEED CHARGES(2)
                                          ------------------                      ---------------------
                  PREMIUMS
     END OF      ACCUMULATED                     CASH                                     CASH
    CONTRACT   AT 5% INTEREST    ACCOUNT       SURRENDER         DEATH       ACCOUNT    SURRENDER      DEATH
      YEAR        PER YEAR        VALUE          VALUE          BENEFIT       VALUE       VALUE       BENEFIT
      ----        --------        -----          -----          -------       -----       -----       -------
        1         10,500         10,853        10,003          39,998       10,776       9,926       39,998
        2         11,025         11,781        10,952          39,998       11,619      10,790       39,998
        3         11,576         12,791        11,984          39,998       12,535      11,727       39,998
        4         12,155         13,890        13,147          39,998       13,531      12,787       39,998
        5         12,763         15,087        14,449          39,998       14,615      13,978       39,998
        6         13,401         16,389        15,857          39,998       15,797      15,266       39,998
        7         14,071         17,805        17,380          39,998       17,084      16,659       39,998
        8         14,775         19,347        19,029          39,998       18,489      18,170       39,998
        9         15,513         21,025        20,813          39,998       20,023      19,810       39,998
       10         16,289         22,852        22,852          39,998       21,700      21,700       39,998
       11         17,103         24,964        24,964          39,998       23,634      23,634       39,998
       12         17,959         27,274        27,274          39,998       25,768      25,768       39,998
       13         18,856         29,801        29,801          42,318       28,128      28,128       39,998
       14         19,799         32,569        32,569          44,945       30,735      30,735       42,414
       15         20,789         35,601        35,601          47,705       33,595      33,595       45,017
       16         21,829         38,926        38,926          50,604       36,731      36,731       47,750
       17         22,920         42,560        42,560          54,477       40,159      40,159       51,403
       18         24,066         46,533        46,533          58,631       43,905      43,905       55,321
       19         25,270         50,875        50,875          63,085       48,001      48,001       59,521
       20         26,533         55,623        55,623          67,860       52,479      52,479       64,024
       25         33,864         86,898        86,898         100,801       81,877      81,877       94,977
       35         55,160        214,370       214,370         225,088      201,730     201,730      211,817

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 12% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


NORTHBROOK LIFE INSURANCE COMPANY
MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
-----------------------------------------------

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                                ISSUE AGE 45 MALE
                          INITIAL FACE AMOUNT: $39,998
                          STANDARD UNDERWRITING CLASS

ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.25% NET)

                                          CURRENT CHARGES(1)                      GUARANTEED CHARGES(2)
                                          ------------------                      ---------------------
                  PREMIUMS
     END OF      ACCUMULATED                     CASH                                     CASH
    CONTRACT   AT 5% INTEREST    ACCOUNT       SURRENDER         DEATH       ACCOUNT    SURRENDER      DEATH
      YEAR        PER YEAR        VALUE          VALUE          BENEFIT       VALUE       VALUE       BENEFIT
      ----        --------        -----          -----          -------       -----       -----       -------

        1         10,500         10,266         9,416          39,998       10,189       9,339       39,998
        2         11,025         10,540         9,711          39,998       10,374       9,545       39,998
        3         11,576         10,822        10,014          39,998       10,554       9,746       39,998
        4         12,155         11,112        10,368          39,998       10,728       9,984       39,998
        5         12,763         11,411        10,773          39,998       10,895      10,258       39,998
        6         13,401         11,718        11,187          39,998       11,054      10,523       39,998
        7         14,071         12,035        11,610          39,998       11,201      10,776       39,998
        8         14,775         12,361        12,042          39,998       11,333      11,015       39,998
        9         15,513         12,697        12,484          39,998       11,448      11,236       39,998
       10         16,289         13,043        13,043          39,998       11,543      11,543       39,998
       11         17,103         13,466        13,466          39,998       11,662      11,662       39,998
       12         17,959         13,904        13,904          39,998       11,758      11,758       39,998
       13         18,856         14,357        14,357          39,998       11,829      11,829       39,998
       14         19,799         14,826        14,826          39,998       11,869      11,869       39,998
       15         20,789         15,311        15,311          39,998       11,877      11,877       39,998
       16         21,829         15,814        15,814          39,998       11,845      11,845       39,998
       17         22,920         16,333        16,333          39,998       11,765      11,765       39,998
       18         24,066         16,871        16,871          39,998       11,630      11,630       39,998
       19         25,270         17,427        17,427          39,998       11,428      11,428       39,998
       20         26,533         18,003        18,003          39,998       11,149      11,149       39,998
       25         33,864         21,196        21,196          39,998        8,131       8,131       39,998
       35         55,160         29,477        29,477          39,998            0*          0*           0*

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 6% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averagd 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


NORTHBROOK LIFE INSURANCE COMPANY
MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
-----------------------------------------------

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                                ISSUE AGE 45 MALE
                          INITIAL FACE AMOUNT: $39,998
                           STANDARD UNDERWRITING CLASS

ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.75% NET)

                                          CURRENT CHARGES(1)                      GUARANTEED CHARGES(2)
                                          ------------------                      ---------------------
                  PREMIUMS
     END OF      ACCUMULATED                     CASH                                     CASH
    CONTRACT   AT 5% INTEREST    ACCOUNT       SURRENDER         DEATH       ACCOUNT    SURRENDER      DEATH
      YEAR        PER YEAR        VALUE          VALUE          BENEFIT       VALUE       VALUE       BENEFIT
      ----        --------        -----          -----          -------       -----       -----       -------

        1         10,500          9,679         8,829          39,998        9,601       8,751       39,998
        2         11,025          9,367         8,539          39,998        9,198       8,369       39,998
        3         11,576          9,065         8,257          39,998        8,789       7,982       39,998
        4         12,155          8,771         8,027          39,998        8,374       7,630       39,998
        5         12,763          8,486         7,848          39,998        7,950       7,313       39,998
        6         13,401          8,209         7,677          39,998        7,516       6,985       39,998
        7         14,071          7,940         7,515          39,998        7,069       6,644       39,998
        8         14,775          7,679         7,360          39,998        6,605       6,287       39,998
        9         15,513          7,425         7,213          39,998        6,122       5,909       39,998
       10         16,289          7,179         7,179          39,998        5,615       5,615       39,998
       11         17,103          6,975         6,975          39,998        5,104       5,104       39,998
       12         17,959          6,776         6,776          39,998        4,561       4,561       39,998
       13         18,856          6,582         6,582          39,998        3,985       3,985       39,998
       14         19,799          6,392         6,392          39,998        3,370       3,370       39,998
       15         20,789          6,207         6,207          39,998        2,713       2,713       39,998
       16         21,829          6,027         6,027          39,998        2,007       2,007       39,998
       17         22,920          5,851         5,851          39,998        1,242       1,242       39,998
       18         24,066          5,679         5,679          39,998          409         409       39,998
       19         25,270          5,512         5,512          39,998            0*          0*           0*
       20         26,533          5,348         5,348          39,998            0*          0*           0*
       25         33,864          4,588         4,588          39,998            0*          0*           0*
       35         55,160          3,320         3,320          39,998            0*          0*           0*

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 0% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


NORTHBROOK LIFE INSURANCE COMPANY
MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
-----------------------------------------------

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                               ISSUE AGE 55 FEMALE
                          INITIAL FACE AMOUNT: $33,138
                          STANDARD UNDERWRITING CLASS

ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.25% NET)

                                          CURRENT CHARGES(1)                      GUARANTEED CHARGES(2)
                                          ------------------                      ---------------------
                  PREMIUMS
     END OF      ACCUMULATED                     CASH                                     CASH
    CONTRACT   AT 5% INTEREST    ACCOUNT       SURRENDER         DEATH       ACCOUNT    SURRENDER      DEATH
      YEAR        PER YEAR        VALUE          VALUE          BENEFIT       VALUE       VALUE       BENEFIT
      ----        --------        -----          -----          -------       -----       -----       -------

        1         10,500         10,853        10,003          33,138       10,748       9,898       33,138
        2         11,025         11,781        10,952          33,138       11,563      10,734       33,138
        3         11,576         12,791        11,984          33,138       12,452      11,645       33,138
        4         12,155         13,890        13,147          33,138       13,425      12,681       33,138
        5         12,763         15,087        14,449          33,138       14,490      13,852       33,138
        6         13,401         16,389        15,857          33,138       15,655      15,124       33,138
        7         14,071         17,805        17,380          33,138       16,931      16,506       33,138
        8         14,775         19,347        19,029          33,138       18,328      18,009       33,138
        9         15,513         21,025        20,813          33,138       19,859      19,646       33,138
       10         16,289         22,852        22,852          33,138       21,540      21,540       33,138
       11         17,103         24,965        24,965          33,138       23,486      23,486       33,138
       12         17,959         27,301        27,301          33,138       25,647      25,647       33,138
       13         18,856         29,894        29,894          35,275       28,054      28,054       33,138
       14         19,799         32,737        32,737          38,302       30,720      30,720       35,942
       15         20,789         35,851        35,851          41,588       33,640      33,640       39,023
       16         21,829         39,262        39,262          45,151       36,838      36,838       42,364
       17         22,920         43,006        43,006          48,597       40,350      40,350       45,595
       18         24,066         47,119        47,119          52,303       44,207      44,207       49,070
       19         25,270         51,642        51,642          56,290       48,448      48,448       52,808
       20         26,533         56,621        56,621          60,585       53,118      53,118       56,836
       25         33,864         89,759        89,759          94,247       84,193      84,193       88,403
       35         55,160        220,628       220,628         231,660      204,805     204,805      215,045

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 12% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


NORTHBROOK LIFE INSURANCE COMPANY
MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
-----------------------------------------------

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                               ISSUE AGE 55 FEMALE
                          INITIAL FACE AMOUNT: $33,138
                          STANDARD UNDERWRITING CLASS

ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.25% NET)

                                          CURRENT CHARGES(1)                      GUARANTEED CHARGES(2)
                                          ------------------                      ---------------------
                  PREMIUMS
     END OF      ACCUMULATED                     CASH                                     CASH
    CONTRACT   AT 5% INTEREST    ACCOUNT       SURRENDER         DEATH       ACCOUNT    SURRENDER      DEATH
      YEAR        PER YEAR        VALUE          VALUE          BENEFIT       VALUE       VALUE       BENEFIT
      ----        --------        -----          -----          -------       -----       -----       -------

        1         10,500         10,266         9,416          33,138       10,161       9,311       33,138
        2         11,025         10,540         9,711          33,138       10,318       9,489       33,138
        3         11,576         10,822        10,014          33,138       10,471       9,663       33,138
        4         12,155         11,112        10,368          33,138       10,621       9,877       33,138
        5         12,763         11,411        10,773          33,138       10,766      10,128       33,138
        6         13,401         11,718        11,187          33,138       10,904      10,372       33,138
        7         14,071         12,035        11,610          33,138       11,031      10,606       33,138
        8         14,775         12,361        12,042          33,138       11,144      10,825       33,138
        9         15,513         12,697        12,484          33,138       11,236      11,023       33,138
       10         16,289         13,043        13,043          33,138       11,303      11,303       33,138
       11         17,103         13,466        13,466          33,138       11,390      11,390       33,138
       12         17,959         13,904        13,904          33,138       11,450      11,450       33,138
       13         18,856         14,357        14,357          33,138       11,483      11,483       33,138
       14         19,799         14,826        14,826          33,138       11,484      11,484       33,138
       15         20,789         15,311        15,311          33,138       11,449      11,449       33,138
       16         21,829         15,814        15,814          33,138       11,368      11,368       33,138
       17         22,920         16,333        16,333          33,138       11,229      11,229       33,138
       18         24,066         16,871        16,871          33,138       11,014      11,014       33,138
       19         25,270         17,427        17,427          33,138       10,702      10,702       33,138
       20         26,533         18,003        18,003          33,138       10,272      10,272       33,138
       25         33,864         21,196        21,196          33,138        5,361       5,361       33,138
       35         55,160         29,477        29,477          33,138            0*          0*           0*

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 6% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.



NORTHBROOK LIFE INSURANCE COMPANY
MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
-----------------------------------------------

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                               ISSUE AGE 55 FEMALE
                          INITIAL FACE AMOUNT: $33,138
                          STANDARD UNDERWRITING CLASS

ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.75% NET)

                                          CURRENT CHARGES(1)                      GUARANTEED CHARGES(2)
                  PREMIUMS
     END OF      ACCUMULATED                     CASH                                     CASH
    CONTRACT   AT 5% INTEREST    ACCOUNT       SURRENDER         DEATH       ACCOUNT    SURRENDER      DEATH
      YEAR        PER YEAR        VALUE          VALUE          BENEFIT       VALUE       VALUE       BENEFIT
      ----        --------        -----          -----          -------       -----       -----       -------

        1         10,500          9,679         8,829          33,138        9,573       8,723       33,138
        2         11,025          9,367         8,539          33,138        9,142       8,314       33,138
        3         11,576          9,065         8,257          33,138        8,707       7,900       33,138
        4         12,155          8,771         8,027          33,138        8,267       7,523       33,138
        5         12,763          8,486         7,848          33,138        7,821       7,184       33,138
        6         13,401          8,209         7,677          33,138        7,366       6,835       33,138
        7         14,071          7,940         7,515          33,138        6,898       6,473       33,138
        8         14,775          7,679         7,360          33,138        6,410       6,092       33,138
        9         15,513          7,425         7,213          33,138        5,898       5,686       33,138
       10         16,289          7,179         7,179          33,138        5,356       5,356       33,138
       11         17,103          6,975         6,975          33,138        4,801       4,801       33,138
       12         17,959          6,776         6,776          33,138        4,207       4,207       33,138
       13         18,856          6,582         6,582          33,138        3,574       3,574       33,138
       14         19,799          6,392         6,392          33,138        2,897       2,897       33,138
       15         20,789          6,207         6,207          33,138        2,170       2,170       33,138
       16         21,829          6,027         6,027          33,138        1,381       1,381       33,138
       17         22,920          5,851         5,851          33,138          513         513       33,138
       18         24,066          5,679         5,679          33,138            0*          0*          0*
       19         25,270          5,512         5,512          33,138            0*          0*          0*
       20         26,533          5,348         5,348          33,138            0*          0*          0*
       25         33,864          4,588         4,588          33,138            0*          0*          0*
       35         55,160          3,320         3,320          33,138            0*          0*          0*


* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 0% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


NORTHBROOK LIFE INSURANCE COMPANY
MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
-----------------------------------------------

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                                ISSUE AGE 65 MALE
                          INITIAL FACE AMOUNT: $19,314
                          STANDARD UNDERWRITING CLASS

ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.25% NET)

                                          CURRENT CHARGES(1)                      GUARANTEED CHARGES(2)
                                          ------------------                      ---------------------
                  PREMIUMS
     END OF      ACCUMULATED                     CASH                                     CASH
    CONTRACT   AT 5% INTEREST    ACCOUNT       SURRENDER         DEATH       ACCOUNT    SURRENDER      DEATH
      YEAR        PER YEAR        VALUE          VALUE          BENEFIT       VALUE       VALUE       BENEFIT
      ----        --------        -----          -----          -------       -----       -----       -------

        1         10,500         10,853        10,003          19,314       10,672       9,822       19,314
        2         11,025         11,781        10,952          19,314       11,406      10,577       19,314
        3         11,576         12,791        11,984          19,314       12,212      11,404       19,314
        4         12,155         13,890        13,147          19,314       13,103      12,359       19,314
        5         12,763         15,087        14,449          19,314       14,093      13,456       19,314
        6         13,401         16,389        15,857          19,314       15,203      14,671       19,314
        7         14,071         17,811        17,386          20,126       16,453      16,028       19,314
        8         14,775         19,373        19,054          21,504       17,872      17,554       19,838
        9         15,513         21,085        20,873          22,983       19,450      19,237       21,200
       10         16,289         22,968        22,968          24,575       21,184      21,184       22,667
       11         17,103         25,144        25,144          26,402       23,190      23,190       24,349
       12         17,959         27,522        27,522          28,898       25,380      25,380       26,649
       13         18,856         30,116        30,116          31,622       27,770      27,770       29,158
       14         19,799         32,947        32,947          34,594       30,378      30,378       31,896
       15         20,789         36,033        36,033          37,834       33,221      33,221       34,882
       16         21,829         39,394        39,394          41,364       36,318      36,318       38,134
       17         22,920         43,057        43,057          45,210       39,688      39,688       41,672
       18         24,066         47,064        47,064          49,417       43,352      43,352       45,519
       19         25,270         51,446        51,446          54,018       47,329      47,329       49,695
       20         26,533         56,239        56,239          59,051       51,642      51,642       54,224
       25         33,864         87,846        87,846          92,238       79,129      79,129       83,086
       35         55,160        215,996       215,996         218,156      190,841     190,841      192,749

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 12% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


NORTHBROOK LIFE INSURANCE COMPANY
MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
-----------------------------------------------

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                                ISSUE AGE 65 MALE
                          INITIAL FACE AMOUNT: $19,314
                          STANDARD UNDERWRITING CLASS

ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.25% NET)

                                          CURRENT CHARGES(1)                      GUARANTEED CHARGES(2)
                                          ------------------                      ---------------------
                  PREMIUMS
     END OF      ACCUMULATED                     CASH                                     CASH
    CONTRACT   AT 5% INTEREST    ACCOUNT       SURRENDER         DEATH       ACCOUNT    SURRENDER      DEATH
      YEAR        PER YEAR        VALUE          VALUE          BENEFIT       VALUE       VALUE       BENEFIT
      ----        --------        -----          -----          -------       -----       -----       -------

        1         10,500         10,266         9,416          19,314       10,082       9,232       19,314
        2         11,025         10,540         9,711          19,314       10,145       9,316       19,314
        3         11,576         10,822        10,014          19,314       10,187       9,379       19,314
        4         12,155         11,112        10,368          19,314       10,205       9,461       19,314
        5         12,763         11,411        10,773          19,314       10,194       9,557       19,314
        6         13,401         11,718        11,187          19,314       10,149       9,618       19,314
        7         14,071         12,035        11,610          19,314       10,062       9,637       19,314
        8         14,775         12,361        12,042          19,314        9,922       9,604       19,314
        9         15,513         12,697        12,484          19,314        9,718       9,506       19,314
       10         16,289         13,043        13,043          19,314        9,436       9,436       19,314
       11         17,103         13,466        13,466          19,314        9,100       9,100       19,314
       12         17,959         13,904        13,904          19,314        8,655       8,655       19,314
       13         18,856         14,357        14,357          19,314        8,079       8,079       19,314
       14         19,799         14,826        14,826          19,314        7,346       7,346       19,314
       15         20,789         15,311        15,311          19,314        6,416       6,416       19,314
       16         21,829         15,814        15,814          19,314        5,235       5,235       19,314
       17         22,920         16,333        16,333          19,314        3,729       3,729       19,314
       18         24,066         16,871        16,871          19,314        1,795       1,795       19,314
       19         25,270         17,427        17,427          19,314            0*          0*           0*
       20         26,533         18,003        18,003          19,314            0*          0*           0*
       25         33,864         21,196        21,196          22,256            0*          0*           0*
       35         55,160         29,647        29,647          29,944            0*          0*           0*

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 6% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


NORTHBROOK LIFE INSURANCE COMPANY
MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
-----------------------------------------------

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                                ISSUE AGE 65 MALE
                          INITIAL FACE AMOUNT: $19,314
                          STANDARD UNDERWRITING CLASS

ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.75% NET)

                                          CURRENT CHARGES(1)                      GUARANTEED CHARGES(2)
                                          ------------------                      ---------------------
                  PREMIUMS
     END OF      ACCUMULATED                     CASH                                     CASH
    CONTRACT   AT 5% INTEREST    ACCOUNT       SURRENDER         DEATH       ACCOUNT    SURRENDER      DEATH
      YEAR        PER YEAR        VALUE          VALUE          BENEFIT       VALUE       VALUE       BENEFIT
      ----        --------        -----          -----          -------       -----       -----       -------

        1         10,500          9,679         8,829          19,314        9,492       8,642       19,314
        2         11,025          9,367         8,539          19,314        8,956       8,127       19,314
        3         11,576          9,065         8,257          19,314        8,389       7,581       19,314
        4         12,155          8,771         8,027          19,314        7,785       7,041       19,314
        5         12,763          8,486         7,848          19,314        7,136       6,499       19,314
        6         13,401          8,209         7,677          19,314        6,433       5,902       19,314
        7         14,071          7,940         7,515          19,314        5,663       5,238       19,314
        8         14,775          7,679         7,360          19,314        4,810       4,491       19,314
        9         15,513          7,425         7,213          19,314        3,854       3,642       19,314
       10         16,289          7,179         7,179          19,314        2,774       2,774       19,314
       11         17,103          6,975         6,975          19,314        1,555       1,555       19,314
       12         17,959          6,776         6,776          19,314          154         154       19,314
       13         18,856          6,582         6,582          19,314            0*          0*           0*
       14         19,799          6,392         6,392          19,314            0*          0*           0*
       15         20,789          6,207         6,207          19,314            0*          0*           0*
       16         21,829          6,027         6,027          19,314            0*          0*           0*
       17         22,920          5,851         5,851          19,314            0*          0*           0*
       18         24,066          5,679         5,679          19,314            0*          0*           0*
       19         25,270          5,512         5,512          19,314            0*          0*           0*
       20         26,533          5,348         5,348          19,314            0*          0*           0*
       25         33,864          4,588         4,588          19,314            0*          0*           0*
       35         55,160          3,320         3,320          19,314            0*          0*           0*

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 12% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.

NORTHBROOK LIFE INSURANCE COMPANY
MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
-----------------------------------------------

                                JOINT LIFE OPTION
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE 55 MALE / 55 FEMALE
                          INITIAL FACE AMOUNT: $43,779
                          STANDARD UNDERWRITING CLASS

ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.25% NET)

                                          CURRENT CHARGES(1)                      GUARANTEED CHARGES(2)
                                          ------------------                      ---------------------
                  PREMIUMS
     END OF      ACCUMULATED                     CASH                                     CASH
    CONTRACT   AT 5% INTEREST    ACCOUNT       SURRENDER         DEATH       ACCOUNT    SURRENDER      DEATH
      YEAR        PER YEAR        VALUE          VALUE          BENEFIT       VALUE       VALUE       BENEFIT
      ----        --------        -----          -----          -------       -----       -----       -------

        1         10,500         10,921        10,071          43,779       10,921      10,071       43,779
        2         11,025         11,924        11,095          43,779       11,924      11,095       43,779
        3         11,576         13,015        12,208          43,779       13,015      12,208       43,779
        4         12,155         14,203        13,460          43,779       14,203      13,460       43,779
        5         12,763         15,497        14,859          43,779       15,497      14,859       43,779
        6         13,401         16,904        16,373          43,779       16,904      16,373       43,779
        7         14,071         18,437        18,012          43,779       18,437      18,012       43,779
        8         14,775         20,105        19,786          43,779       20,105      19,786       43,779
        9         15,513         21,921        21,708          43,779       21,921      21,708       43,779
       10         16,289         23,899        23,899          43,779       23,899      23,899       43,779
       11         17,103         26,161        26,161          43,779       26,161      26,161       43,779
       12         17,959         28,641        28,641          43,779       28,641      28,641       43,779
       13         18,856         31,367        31,367          43,779       31,367      31,367       43,779
       14         19,799         34,370        34,370          43,779       34,370      34,370       43,779
       15         20,789         37,687        37,687          43,779       37,687      37,687       43,779
       16         21,829         41,344        41,344          47,546       41,344      41,344       47,546
       17         22,920         45,357        45,357          51,254       45,357      45,357       51,254
       18         24,066         49,761        49,761          55,235       49,761      49,761       55,235
       19         25,270         54,598        54,598          59,512       54,598      54,598       59,512
       20         26,533         59,916        59,916          64,110       59,916      59,916       64,110
       25         33,864         95,267        95,267         100,030       95,267      95,267      100,030
       35         55,160        234,662       234,662         246,395      232,391     232,391      244,011

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 12% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


NORTHBROOK LIFE INSURANCE COMPANY
MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
-----------------------------------------------

                                JOINT LIFE OPTION
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE 55 MALE / 55 FEMALE
                          INITIAL FACE AMOUNT: $43,779
                          STANDARD UNDERWRITING CLASS

ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.25% NET)

                                          CURRENT CHARGES(1)                      GUARANTEED CHARGES(2)
                                          ------------------                      ---------------------
                  PREMIUMS
     END OF      ACCUMULATED                     CASH                                     CASH
    CONTRACT   AT 5% INTEREST    ACCOUNT       SURRENDER         DEATH       ACCOUNT    SURRENDER      DEATH
      YEAR        PER YEAR        VALUE          VALUE          BENEFIT       VALUE       VALUE       BENEFIT
      ----        --------        -----          -----          -------       -----       -----       -------

        1         10,500         10,330         9,480          43,779       10,330       9,480       43,779
        2         11,025         10,667         9,838          43,779       10,667       9,838       43,779
        3         11,576         11,008        10,200          43,779       11,008      10,200       43,779
        4         12,155         11,353        10,609          43,779       11,353      10,609       43,779
        5         12,763         11,701        11,063          43,779       11,701      11,063       43,779
        6         13,401         12,051        11,519          43,779       12,051      11,519       43,779
        7         14,071         12,400        11,975          43,779       12,400      11,975       43,779
        8         14,775         12,745        12,426          43,779       12,745      12,426       43,779
        9         15,513         13,092        12,880          43,779       13,084      12,872       43,779
       10         16,289         13,450        13,450          43,779       13,412      13,412       43,779
       11         17,103         13,887        13,887          43,779       13,781      13,781       43,779
       12         17,959         14,340        14,340          43,779       14,134      14,134       43,779
       13         18,856         14,808        14,808          43,779       14,467      14,467       43,779
       14         19,799         15,293        15,293          43,779       14,775      14,775       43,779
       15         20,789         15,794        15,794          43,779       15,052      15,052       43,779
       16         21,829         16,313        16,313          43,779       15,288      15,288       43,779
       17         22,920         16,850        16,850          43,779       15,472      15,472       43,779
       18         24,066         17,406        17,406          43,779       15,586      15,586       43,779
       19         25,270         17,981        17,981          43,779       15,611      15,611       43,779
       20         26,533         18,576        18,576          43,779       15,526      15,526       43,779
       25         33,864         21,876        21,876          43,779       12,386      12,386       43,779
       35         55,160         30,433        30,433          43,779            0*          0*           0*

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 6% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


NORTHBROOK LIFE INSURANCE COMPANY
MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
-----------------------------------------------

                                JOINT LIFE OPTION
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE 55 MALE / 55 FEMALE
                          INITIAL FACE AMOUNT: $43,779
                           STANDARD UNDERWRITING CLASS

ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.75% NET)

                                          CURRENT CHARGES(1)                      GUARANTEED CHARGES(2)
                                          ------------------                      ---------------------
                  PREMIUMS
     END OF      ACCUMULATED                     CASH                                     CASH
    CONTRACT   AT 5% INTEREST    ACCOUNT       SURRENDER         DEATH       ACCOUNT    SURRENDER      DEATH
      YEAR        PER YEAR        VALUE          VALUE          BENEFIT       VALUE       VALUE       BENEFIT
      ----        --------        -----          -----          -------       -----       -----       -------

        1         10,500          9,740         8,890          43,779        9,740       8,890       43,779
        2         11,025          9,479         8,650          43,779        9,479       8,650       43,779
        3         11,576          9,217         8,409          43,779        9,217       8,409       43,779
        4         12,155          8,952         8,208          43,779        8,952       8,208       43,779
        5         12,763          8,682         8,045          43,779        8,682       8,045       43,779
        6         13,401          8,406         7,875          43,779        8,406       7,875       43,779
        7         14,071          8,132         7,707          43,779        8,121       7,696       43,779
        8         14,775          7,865         7,546          43,779        7,823       7,505       43,779
        9         15,513          7,606         7,393          43,779        7,509       7,296       43,779
       10         16,289          7,355         7,355          43,779        7,173       7,173       43,779
       11         17,103          7,146         7,146          43,779        6,837       6,837       43,779
       12         17,959          6,943         6,943          43,779        6,468       6,468       43,779
       13         18,856          6,745         6,745          43,779        6,059       6,059       43,779
       14         19,799          6,552         6,552          43,779        5,604       5,604       43,779
       15         20,789          6,363         6,363          43,779        5,093       5,093       43,779
       16         21,829          6,179         6,179          43,779        4,515       4,515       43,779
       17         22,920          5,999         5,999          43,779        3,854       3,854       43,779
       18         24,066          5,823         5,823          43,779        3,086       3,086       43,779
       19         25,270          5,652         5,652          43,779        2,185       2,185       43,779
       20         26,533          5,485         5,485          43,779        1,120       1,120       43,779
       25         33,864          4,709         4,709          43,779            0*          0*           0*
       35         55,160          3,416         3,416          43,779            0*          0*           0*

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 0% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.

NORTHBROOK LIFE INSURANCE COMPANY
MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
-----------------------------------------------

                                JOINT LIFE OPTION
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE 65 MALE / 65 FEMALE
                          INITIAL FACE AMOUNT: $27,688
                           STANDARD UNDERWRITING CLASS

ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.25% NET)

                                          CURRENT CHARGES(1)                      GUARANTEED CHARGES(2)
                                          ------------------                      ---------------------
                  PREMIUMS
     END OF      ACCUMULATED                     CASH                                     CASH
    CONTRACT   AT 5% INTEREST    ACCOUNT       SURRENDER         DEATH       ACCOUNT    SURRENDER      DEATH
      YEAR        PER YEAR        VALUE          VALUE          BENEFIT       VALUE       VALUE       BENEFIT
      ----        --------        -----          -----          -------       -----       -----       -------

        1         10,500         10,916        10,066          27,688       10,916      10,066       27,688
        2         11,025         11,905        11,076          27,688       11,905      11,076       27,688
        3         11,576         12,971        12,163          27,688       12,971      12,163       27,688
        4         12,155         14,122        13,378          27,688       14,122      13,378       27,688
        5         12,763         15,367        14,730          27,688       15,367      14,730       27,688
        6         13,401         16,715        16,184          27,688       16,715      16,184       27,688
        7         14,071         18,179        17,754          27,688       18,179      17,754       27,688
        8         14,775         19,773        19,454          27,688       19,773      19,454       27,688
        9         15,513         21,515        21,303          27,688       21,515      21,303       27,688
       10         16,289         23,431        23,431          27,688       23,431      23,431       27,688
       11         17,103         25,658        25,658          27,688       25,658      25,658       27,688
       12         17,959         28,143        28,143          29,551       28,143      28,143       29,551
       13         18,856         30,868        30,868          32,412       30,868      30,868       32,412
       14         19,799         33,849        33,849          35,542       33,849      33,849       35,542
       15         20,789         37,108        37,108          38,963       37,108      37,108       38,963
       16         21,829         40,666        40,666          42,700       40,666      40,666       42,700
       17         22,920         44,548        44,548          46,776       44,548      44,548       46,776
       18         24,066         48,778        48,778          51,217       48,778      48,778       51,217
       19         25,270         53,380        53,380          56,049       53,380      53,380       56,049
       20         26,533         58,380        58,380          61,299       58,380      58,380       61,299
       25         33,864         91,198        91,198          95,758       90,356      90,356       94,874
       35         55,160        224,384       224,384         226,628      218,847     218,847      221,035

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 12% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


NORTHBROOK LIFE INSURANCE COMPANY
MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
-----------------------------------------------

                                JOINT LIFE OPTION
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE 65 MALE / 65 FEMALE
                          INITIAL FACE AMOUNT: $27,688
                           STANDARD UNDERWRITING CLASS

ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.25% NET)

                                          CURRENT CHARGES(1)                      GUARANTEED CHARGES(2)
                                          ------------------                      ---------------------

                  PREMIUMS
     END OF      ACCUMULATED                     CASH                                     CASH
    CONTRACT   AT 5% INTEREST    ACCOUNT       SURRENDER         DEATH       ACCOUNT    SURRENDER      DEATH
      YEAR        PER YEAR        VALUE          VALUE          BENEFIT       VALUE       VALUE       BENEFIT
      ----        --------        -----          -----          -------       -----       -----       -------

        1         10,500         10,326         9,476          27,688       10,326       9,476       27,688
        2         11,025         10,647         9,819          27,688       10,647       9,819       27,688
        3         11,576         10,962        10,154          27,688       10,962      10,154       27,688
        4         12,155         11,266        10,522          27,688       11,266      10,522       27,688
        5         12,763         11,570        10,932          27,688       11,558      10,920       27,688
        6         13,401         11,882        11,351          27,688       11,832      11,300       27,688
        7         14,071         12,204        11,779          27,688       12,082      11,657       27,688
        8         14,775         12,535        12,216          27,688       12,302      11,984       27,688
        9         15,513         12,876        12,663          27,688       12,483      12,270       27,688
       10         16,289         13,227        13,227          27,688       12,612      12,612       27,688
       11         17,103         13,656        13,656          27,688       12,732      12,732       27,688
       12         17,959         14,101        14,101          27,688       12,780      12,780       27,688
       13         18,856         14,561        14,561          27,688       12,743      12,743       27,688
       14         19,799         15,037        15,037          27,688       12,605      12,605       27,688
       15         20,789         15,530        15,530          27,688       12,342      12,342       27,688
       16         21,829         16,039        16,039          27,688       11,923      11,923       27,688
       17         22,920         16,567        16,567          27,688       11,308      11,308       27,688
       18         24,066         17,113        17,113          27,688       10,438      10,438       27,688
       19         25,270         17,677        17,677          27,688        9,236       9,236       27,688
       20         26,533         18,262        18,262          27,688        7,602       7,602       27,688
       25         33,864         21,503        21,503          27,688            0*          0*           0*
       35         55,160         29,911        29,911          30,210            0*          0*           0*

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 6% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


NORTHBROOK LIFE INSURANCE COMPANY
MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
-----------------------------------------------

                                JOINT LIFE OPTION
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE 65 MALE / 65 FEMALE
                          INITIAL FACE AMOUNT: $27,688
                           STANDARD UNDERWRITING CLASS

ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.75% NET)

                                          CURRENT CHARGES(1)                      GUARANTEED CHARGES(2)
                                          ------------------                      ---------------------
                  PREMIUMS
     END OF      ACCUMULATED                     CASH                                     CASH
    CONTRACT   AT 5% INTEREST    ACCOUNT       SURRENDER         DEATH       ACCOUNT    SURRENDER      DEATH
      YEAR        PER YEAR        VALUE          VALUE          BENEFIT       VALUE       VALUE       BENEFIT
      ----        --------        -----          -----          -------       -----       -----       -------

        1         10,500          9,735         8,885          27,688        9,735       8,885       27,688
        2         11,025          9,460         8,631          27,688        9,460       8,631       27,688
        3         11,576          9,170         8,362          27,688        9,170       8,362       27,688
        4         12,155          8,873         8,129          27,688        8,862       8,118       27,688
        5         12,763          8,585         7,947          27,688        8,531       7,894       27,688
        6         13,401          8,305         7,774          27,688        8,172       7,640       27,688
        7         14,071          8,033         7,608          27,688        7,775       7,350       27,688
        8         14,775          7,769         7,451          27,688        7,331       7,012       27,688
        9         15,513          7,513         7,301          27,688        6,826       6,613       27,688
       10         16,289          7,265         7,265          27,688        6,244       6,244       27,688
       11         17,103          7,059         7,059          27,688        5,590       5,590       27,688
       12         17,959          6,858         6,858          27,688        4,819       4,819       27,688
       13         18,856          6,661         6,661          27,688        3,906       3,906       27,688
       14         19,799          6,470         6,470          27,688        2,824       2,824       27,688
       15         20,789          6,283         6,283          27,688        1,535       1,535       27,688
       16         21,829          6,101         6,101          27,688            0*          0*           0*
       17         22,920          5,923         5,923          27,688            0*          0*           0*
       18         24,066          5,750         5,750          27,688            0*          0*           0*
       19         25,270          5,580         5,580          27,688            0*          0*           0*
       20         26,533          5,415         5,415          27,688            0*          0*           0*
       25         33,864          4,647         4,647          27,688            0*          0*           0*
       35         55,160          3,367         3,367          27,688            0*          0*           0*

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 0% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.